                                                                Exhibit 21

                               MASCO CORPORATION
                            (A DELAWARE CORPORATION)

Subsidiaries as of March 15, 1997

                                                                Jurisdiction of
                                                               Incorporation
                        Name                                  or Organization
                        ----                                  ---------------

Alsons Corporation                                                Michigan

American Metal Products Company                                   Delaware

  A.M.P. Industrial Mexicana S.A. de C.V.                          Mexico

American Shower & Bath Corporation                                Michigan

Aqua Glass Corporation                                            Tennessee

  Aqua Glass West, Inc.                                           Delaware

  Tombigbee Transport Corporation                                 Tennessee

Auto-Graph Computer Designing Systems, Inc.                        Kentucky

Baldwin Hardware Corporation                                     Pennsylvania

  Baldwin Decorative Coatings, Inc.                                Delaware

  Baldwin Hardware Service Corp.                                   Delaware

Brass-Craft Manufacturing Company                                  Michigan

  Brass-Craft Holding Company                                      Michigan

    Brass-Craft Canada, Ltd.                                        Canada

   Brass-Craft Western Company                                       Texas

   Plumbers Quality Tool Mfg. Co., Inc.                            Michigan

   Tempered Products, Inc.                                          Taiwan

   Thomas Mfg. Company Inc. of Thomasville                      North Carolina

Brush Creek Ranch II, Inc.                                         Missouri

Cal-Style Furniture Mfg. Co.                                      California

Composite Products Inc.                                            Delaware


                                                                Jurisdiction of
                                                                 Incorporation
                        Name                                    or Organization
                        ----                                    ---------------
Delta Faucet Services International, Inc.                           Delaware

Epic Fine Arts Company                                              Delaware

  Beacon Hill Fine Art Corporation                                  New York

  Morning Star Gallery, Ltd.                                       New Mexico

Fieldstone Cabinetry, Inc.                                            Iowa

  Fieldstone Transportation Company                                   Iowa

Flint & Walling Industries, Inc.                                    Delaware

Franklin Brass Manufacturing Co.                                    Delaware

Gale Industries, Inc.                                                Florida

Gamco Products Company                                              Delaware

Gibralter Lock Co. Ltd.                                              Canada

Intro Europe, B.V.                                                 Netherlands

KraftMaid Cabinetry, Inc.                                             Ohio

  KraftMaid Trucking, Inc.                                            Ohio

Landex, Inc.                                                        Michigan

Landex of Wisconsin, Inc.                                           Wisconsin

The Marvel Group, Inc.                                              Delaware

Masco Capital Corporation                                           Delaware

  Masco Holdings Limited                                            Delaware

Masco Building Products Corp.                                       Delaware

  Computerized Security Systems, Inc.                               Michigan

    Computerized Security Systems of Canada, Inc                     Canada

      Computerized Security Systems (Asia) Limited                    Asia

  Thermador Corporation                                            California

  Weiser Lock Corporation                                          California

  Winfield Locks, Inc.                                             California

Masco Corporation of Indiana                                        Indiana

  Damixa A/S                                                         Denmark

    Damixa AB                                                        Sweden

    N.V. Damixa S.A.                                                 Belgium

    Mix-A-Mix A/S                                                    Denmark

                                                                Jurisdiction of
                                                                 Incorporation
                        Name                                    or Organization
                        ----                                    ---------------
   DAMIXA Armaturen GmbH                                             Germany

  Delta Faucet Company of Tennessee                                 Delaware

  Delta International Services, Inc.                                Delaware

  Delta Faucet of Oklahoma, Inc.                                    Delaware

  Hydrotech, Inc.                                                   Michigan

    Studio Technico Sviluppo E. Richerche Srl                        Italy

  Masco Canada Limited                                               Ontario

    3072002 Ontario Limited                                          Ontario

  Masco Corporation Limited                                     United Kingdom

    Berglen Furniture Limited                                   United Kingdom

    Berglen Group Limited                                       United Kingdom

    Cebu Limited                                                United Kingdom

    Damixa Ltd.                                                 United Kingdom

    Kiloheat Limited                                            United Kingdom

Moore Group Limited                                                  England

    George A. Moore & Co. Ltd.                                       England

    George A. Moore (Properties) Limited                             England

    Moore Furniture Group Limited                                    England

      George A. Moore (Properties) Limited                           England

      KBB Properties Limited                                         England

      KBB Limited                                                    England

      Masterpiece Kitchens and Bathrooms Limited                     England

      Moore International Limited                                    England

      Sheridan Home Improvement Products Limited                     England

  NewTeam Management Services Limited                                 Jersey

    NewTeam Electronics Ltd.                                    United Kingdom

    NewTeam Export (Jersey) Limited                                 Jersey

    NewTeam France SARL                                             France

    NewTeam Ltd.                                                United Kingdom

    NewTeam Plastics Ltd.                                       United Kingdom

    Chromeco Ltd.                                               United Kingdom

                                                                Jurisdiction of
                                                                 Incorporation
                        Name                                    or Organization
                        ----                                    ---------------

        Harplace Ltd.                                         United Kingdom

        Showerforce Ltd.                                      United Kingdom

      Weiser (U.K.) Ltd.                                      United Kingdom

    Masco GmbH - 98%                                              Germany

      Alfred Reinecke GmbH & Co. KG                               Germany

      Alma Kuchen Aloys Meyer Gmbh                                Germany

    E Missel GmbH & Co.                                           Germany

      Gebhardt Aktiebolag 90%                                      Sweden

      Gebhardt Sarl                                                France

      Gebhardt Ventilatoren Gesellschaft mbh                       Austria

      Gebhardt Ventilatoren GmbH & Co.                             Germany

      Gebhardt Ventiladores Srl                                     Spain

      Hans Grohe GmbH & Co. KG - 27%                               Germany

      HTH Haustechnische Handelsgesellschaft mbh                   Germany

   Hueppe Belgium NV/SA                                            Belgium

      Hueppe Gesellschaft mbh                                      Austria

      Hueppe GmbH & Co.                                            Germany

      Hueppe Sarl                                                   France

      Intermart Insaat Malzemeleri Sanayi ve Ticaret AS             Turkey

      Jung-Pumpen GmbH                                             Germany

      Jung-Pumpen Handelsgesellschaft mbh                          Austria

   RESER Srl                                                        Spain

      Teknomar Insaat Malzemeleri Sanayi ve Ticaret AS              Turkey

  Masco Europe, Inc.                                               Delaware

  N.V. Weiser Europe, S.A.                                         Belgium

  Rubinetterie Mariani S.A.                                         Italy

  Weiser, Inc.                                                 British Columbia

Masco de Puerto Rico, Inc.                                       Puerto Rico

Masco Home Furnishings, Inc.                                   North Carolina

Masco International Sales, Inc.                                   Barbados

Masco International, Inc.                                         Delaware


                                                                Jurisdiction of
                                                                 Incorporation
                        Name                                    or Organization
                        ----                                    ---------------

Masco IRC, Inc.                                                   Delaware

Masco Philippines Inc.                                          Philippines

Masco of Russia                                                    Russia

Masco Services, Inc.                                              Delaware

Masco Training Services, Inc.                                     Delaware

Mascomex S.A. de C.V.                                              Mexico

Melard Manufacturing Corp.                                        Delaware

Merillat Industries, Inc.                                         Michigan

  Merillat Corporation                                            Delaware

  Merillat Transportation Company                                 Delaware

Morgantown Plastics Company                                       Delaware

Norlok Hardware Ltd.                                               Canada

Outlet Corp.                                                      Delaware

Peerless Faucet Sales Corporation                                 Delaware

Sherle Wagner Accessories, Inc.                                   New York

Sherle Wagner International, Inc.                                 New York

StarMark, Inc.                                                  South Dakota

  SMI Retail Corp.                                                Delaware

  StarMark of Virginia, Inc.                                      Virginia

Vapor Technologies, Inc.                                          Delaware

Watkins Manufacturing Corporation                                California

W/C Technology Corporation                                        Delaware

Zenith Products Corporation                                       Delaware

Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly-owned. Certain of these companies may also use tradenames or other assumed names in the conduct of their business.

                                MASCOTECH, INC.
                            (A DELAWARE CORPORATION)

Subsidiaries as of March 15, 1997

                                                                JURISDICTION OF
                                                                 INCORPORATION
                        NAME                                    OR ORGANIZATION
                        ----                                    ---------------
Arrow Specialty Company                                             Delaware

BLD Products, Ltd.                                                  Michigan

 Novo Products, Inc.                                                Florida

Hebco Products, Inc.                                                 Ohio

International Brake Industries, Inc.                                Delaware

Kendallville Foundry, Inc.                                          Delaware

Longman Enterprises, Inc.                                           Florida

 Pylon Manufacturing Corp.                                          Delaware

W.C. McCurdy Co.                                                    Michigan

Masco Industries International Sales, Inc.                          Barbados

MASG Disposition, Inc.                                              Michigan

McGuane Industries, Inc.                                            Delaware

MascoTech Coatings, Inc.                                            Michigan

MascoTech Edison, Inc.                                             New Jersey

MascoTech Europe, Inc.                                              Delaware

MascoTech European Holdings, Inc.                                   Delaware

 Glo SpA                                                             Italy

MascoTech GmbH                                                      Germany

 H&B Hyprotec Technology OHG                                        Germany

  Huber & Bauer GmbH 20%                                            Germany

 Holzer GmbH & Co.                                                  Germany

                NAME               JURISDICTION OF INCORPORATION OR ORGANIZATION


  Holzer Limited                                        United Kingdom

  Holzer Verwaltungs GmbH                                  Germany

  Neumeyer Fliesspressen GmbH                              Germany

MascoTech Forming Technologies - Fort Wayne, Inc.          Delaware

MascoTech Holding Company                                  Delaware

MascoTech Industrial Components, Inc.                      Delaware

  Huron/St. Clair Manufacturing Company                    Delaware

MascoTech Services, Inc.                                   Delaware

MascoTech Sintered Components, Inc.                        Delaware

MascoTech Tubular Products, Inc.                           Michigan

MASX Energy Services Group, Inc.                           Delaware

Mr. Bracket, Inc.                                          Delaware

NI Industries, Inc.                                        Delaware

  NI Foreign Military Sales, Inc.                          Delaware

  NI West, Inc.                                            California

  NI Wheel, Inc.                                            Ontario

  Norris Industries, Inc.                                  California

Plastic Form, Inc.                                         Delaware



     Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly-owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.